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                                                                    EXHIBIT 23.3


              CONSENT OF INDEPENDENT CERTIFIED PUBLIC ACCOUNTANTS


We hereby consent to the incorporation by reference in this Registration Statement on Form S-8 of H.T.E., Inc. of our reports dated April 10, 1998, July 7, 1998 and September 4, 1996, relating to the financial statements of UCS, Inc., which appear in the Current Report on Form 8-K of H.T.E., Inc. dated August 19, 1998.


                                         /s/ PricewaterhouseCoopers LLP
                                         ----------------------------------
                                             PricewaterhouseCoopers LLP

Miami, Florida
August 24, 1998